EXHIBIT 4.1

[FRONT OF COMMON STOCK CERTIFICATE]

COMMON STOCK	COMMON STOCK
PAR VALUE $. 01	THIS CERTIFICATE IS TRANSFERABLE IN
CANTON, MA AND JERSEY CITY, NJ

Certificate Number	[Alberto-Culver Company logo]
ALBERTO-CULVER COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP 013078 10 0
SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULL-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Alberto-Culver Company transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

In witness whereof the Corporation has caused this Certificate to be signed by the facsimile signature of its duly authorized officers.

/s/ Carol Lavin Bernick		DATED: <<Month Day, Year>>
Chairman of the Board
	[Alberto-Culver	COUNTERSIGNED AND REGISTERED:
/s/ Gary P. Schmidt	Company	COMPUTERSHARE TRUST COMPANY, N.A.
Secretary	Corporate 2006	TRANSFER AGENT AND REGISTRAR
	Seal Delaware]	By	______________________________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE SIDE

[BACK OF COMMON STOCK CERTIFICATE]

ALBERTO-CULVER COMPANY

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMIATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICES, MELROSE PARK, ILLINOIS 60160

The following abbreviations, when used in this inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT- Custodian (Cust) (Minor)
TEN ENT – as tenants by the entireties	under Uniform Gifts to Minors Act (State)
JF TEN – as joint tenants with right of survivorship and not as tenants	UNIF TRF MIN ACT Custodian (until age ) (Cust) (Minor)
in common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto

___________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP OF ASSIGNEE)

___________________________________________________________________________________________________

___________________________________________________________________________________________________

___________________________________________________________________________________________________ Shares

of capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: 20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad.-15.

Signature:	_______________________________
Signature:	_______________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.